Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies:
16.	Commitments and Contingencies:

a)       Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. The Company’s vessels are covered for pollution of $1 billion per vessel per incident, by the Protection and Indemnity (P&I) Association in which the Company’s vessels are entered. The Company’s vessels are subject to calls payable to their P&I Association and may be subject to supplemental calls which are based on estimates of premium income and anticipated and paid claims. Such estimates are adjusted each year by the Board of Directors of the P&I Association until the closing of the relevant policy year, which generally occurs within three years from the end of the policy year. Supplemental calls, if any, are expensed when they are announced and according to the period they relate to. The Company is not aware of any supplemental calls in respect of any policy years other than those that have already been recorded in its consolidated financial statements.

(ii)	In March 2013, the Company commenced arbitration proceedings against Hanjin HHIC-Phil Inc., the shipyard that constructed the Star Polaris, relating to an engine failure the vessel experienced in Korea. This resulted in 142 off-hire days and the loss of $2,343 in revenues. The Company pursued the compensation for the cost of the repairs and the loss of revenues and following the arbitration hearing in July 2015, the arbitral tribunal issued its partial final award (the “Award”), which found the yard liable for certain aspects of the claim but did not quantify the Award. Following the dismissal of the loss of revenues claim before the High Court of the United Kingdom in the appeal proceedings, in 2018 a settlement agreement was entered into between the Company, the yard and H&M insurers. The Company had no financial impact from the respective settlement agreement. .

b)       Other contingencies:

Contingencies relating to Heron

Following the completion of the Merger, Oceanbulk Shipping became a wholly owned subsidiary of the Company. Oceanbulk Shipping owned a convertible loan, which was convertible into 50% of Heron Ventures Ltd’s (“Heron”) equity. After the conversion of the loan, on November 5, 2014, Heron was a 50-50 joint venture between Oceanbulk Shipping and ABY Group Holding Limited, and Oceanbulk Shipping shared joint control over Heron with ABY Group Holding Limited. Based on the applicable related agreements, neither party will entirely control Heron. In addition, any operational and other decisions with respect to Heron will need to be jointly agreed between Oceanbulk Shipping and ABY Group Holding Limited. As of December 31, 2017, all vessels previously owned by Heron have been either sold or distributed to its equity holders. While Oceanbulk Shipping and ABY Group Holding Limited intend that Heron eventually will be dissolved shortly after receiving permission from local authorities in Malta, until that occurs, contingencies to the Company may arise. However, the pre-transaction investors in Heron effectively remain as ultimate beneficial owners of Heron, until Heron is dissolved on the basis that, according to the agreement governing the Merger, any cash received or paid by the Company from the final liquidation of Heron will be settled accordingly by the pre-Merger investors in Oceanbulk (the “Oceanbulk Sellers”). The Company had no outstanding balance with the Oceanbulk Sellers as of December 31, 2016 and 2017, respectively. In July 2018, ABY Group Holding Limited transferred to ABY Floriana Limited its interests to Heron.

c)       Lease commitments:

The following table sets forth inflows and outflows, related to the Company’s charter party arrangements and other commitments, as at December 31, 2018.

	Twelve month periods ending December 31,
+ inflows/ - outflows	Total	2019	2020	2021	2022	2023	2024 and thereafter
Future, minimum, non-cancellable charter revenue (1)	$72,588	$66,581	$6,007	$-	$-	$-	$-
Future, minimum, charter-in hire payments (2)	(8,926)	(8,926)	-	-	-	-	-
Vessel upgrades (3)	(140,974)	(136,689)	(4,285)	-	-	-	-
Bareboat commitments charter hire (4)	(142,771)	(10,223)	(12,083)	(11,912)	(11,742)	(11,563)	(85,248)
Office rent (5)	(1,647)	(398)	(323)	(318)	(290)	(245)	(73)
Payments for E.R. Vessel acquisition (6)	(27,653)	(27,653)
Total	$(249,383)	$(117,308)	(10,684)	$(12,230)	$(12,032)	$(11,808)	$(85,321)

(1)	The amounts represent the minimum contractual charter revenues to be generated from the existing, as of December 31, 2018, non-cancellable time charter agreements, until their expiration, net of address commission, assuming no off-hire days other than those related to scheduled interim and special surveys of the vessels.
(2)	The amounts represent the Company’s commitments under the existing, as of December 31, 2018, time charter-in arrangements for third party vessels.
(3)	The amounts represent the Company’s commitments for vessel upgrades that the Company entered into in 2018. For the respective payments, the Company has secured total financing of $134,225, of which $92,400 was committed under loan and bareboat lease agreements signed as of December 31, 2018 (Note 5 and 8) and $41,825 was committed under loan and finance lease agreements signed subsequently (Note 19).
(4)	The amounts represent the Company’s commitments under the bareboat lease arrangements representing the charter hire for the three vessels acquired as part of the OCC Vessel Purchase Transaction discussed in Note 6 above, which, as of December 31, 2018, were under construction. The bareboat charter hire is comprised of fixed and variable portion, the variable portion is calculated based on the 3-month LIBOR of 2.808% as of December 31, 2018.
(5)	The office rent includes an amount of 188,000 NOK (or approximately $22, using the exchange rate as of December 31, 2018, which was $0.1156 per NOK) up to the twelve month period ended December 31, 2024, concerning a rental agreement with indefinite term.
(6)	The amounts represent the remaining payments to be made with respect to the two Step 1 Vessels Star Marianne and Star Janni that were delivered in January 2019 (Note 6). The Company has financed the total acquisition cost of the vessels through the ABN $115,000 Facility (Note 8).